Overview of Pending ProAct Acquisition June 20, 2018 TRANSFORMING WATER. ENRICHING LIFE.TM ©2017©2018 Evoqua Water Technologies

Forward-looking statement safe harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, or could affect our share price. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include among other things, general global economic and business conditions including changes in commodity pricing; our ability to compete successfully in our markets; our ability to continue to develop or acquire new products, services and solutions and adapt our business to meet the demands of our customers, comply with changes to government regulations and achieve market acceptance with acceptable margins; our ability to implement our growth strategy, including acquisitions and our ability to identify suitable acquisition targets; our ability to operate or integrate any acquired businesses, assets or product lines profitably or otherwise successfully implement our growth strategy; delays in enactment or repeals of environmental laws and regulations; the potential for us to become subject to claims relating to handling, storage, release or disposal of hazardous materials; risks associated with product defects and unanticipated or improper use of our products; the potential for us to incur liabilities to customers as a result of warranty claims or failure to meet performance guarantees; our ability to meet our customers’ safety standards or the potential for adverse publicity affecting our reputation as a result of incidents such as workplace accidents, mechanical failures, spills, uncontrolled discharges, damage to customer or third-party property or the transmission of contaminants or diseases; litigation, regulatory or enforcement actions and reputational risk as a result of the nature of our business or our participation in large-scale projects; seasonality of sales and weather conditions; risks related to government customers, including potential challenges to our government contracts or our eligibility to serve government customers; the potential for our contracts with federal, state and local governments to be terminated or adversely modified prior to completion; risks related to foreign, federal, state and local environmental, health and safety laws and regulations and the costs associated therewith; risks associated with international sales and operations, including our operations in China; our ability to adequately protect our intellectual property from third-party infringement; our increasing dependence on the continuous and reliable operation of our information technology systems; risks related to our substantial indebtedness; our need for a significant amount of cash, which depends on many factors beyond our control; AEA’s influence over us; and other factors described in the “Risk Factors” and Management Discussion & Analysis sections in our Annual Report on Form 10-K for the fiscal year ended September 30, 2017, as updated by subsequent reports we file pursuant to the Securities Exchange Act of 1934. All statements other than statements of historical fact included in the presentation are forward-looking statements including, but not limited to, expected financial outlook for fiscal 2018. Any forward-looking statement that we make in this presentation speaks only as of June 20, 2018. We undertake no obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements made herein, whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Measures - This presentation contains “non-GAAP financial measures,” which are adjusted financial measures that are not calculated and presented in accordance with generally accepted accounting principles in the United States, or “GAAP.” These non-GAAP adjusted financial measures are provided as additional information for investors. We believe these non-GAAP adjusted financial measures, such as Adjusted EBITDA and free cash flow, are helpful to management and investors in highlighting trends in our operating results, because they exclude, among other things, certain results of decisions that are outside the control of management, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate and capital investments. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income (loss), or net cash provided by (used in) operating activities prepared in accordance with GAAP. For reconciliations of the non-GAAP adjusted financial measures used in this presentation to the nearest respective GAAP measures, see the Appendix to this presentation. Page 2

ProAct: a strategic fit for Evoqua

ProAct Key Facts

- $132 million purchase price
- ~$54 million March 2018 LTM revenue
- ~$12 million March 2018 LTM historical adjusted EBITDA(1)
- Headquartered in Ludington, MI
- Eight U.S. Locations

(1) Such information provided by ProAct management

Strategic Rationale

- Industrial service focused platform providing nationwide network and capabilities
- Enhances Evoqua's mobile process water treatment offering to include wastewater treatment and remediation
  - Evoqua becomes a "one stop shop" for temporary water treatment solutions with ProAct's 900 mobile assets
  - Expanded service offerings
  - Leveragable branch network
  - Synergies

Evoqua Financing / Capital Structure

- $150 million add on to existing First Lien Term Loan due 2024
- Use of funds
  - Fund ProAct acquisition
  - Replenish internally funded purchase price of Pure Water and Pacific Ozone acquisitions
  - General corporate purposes
- Management continuously evaluates our capital structure, including optimal debt levels, structure and floating/fixed interest rate mix
- ~3.6x net pro forma leverage expected post transaction; ~3.8x inclusive of capital leases

Service Overview

- Waste water treatment
  - Mobile groundwater and soil treatment solutions
- Hydrostatic water treatment
  - Wastewater treatment systems
- Tank degassing
  - Remove residual organic gases from storage tanks to meet air standards
- Potable water
  - Provide short-term drinking water treatment solutions

evoqua WATER TECHNOLOGIES

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